UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 9, 2024, the United States District Court for the Western District of Missouri (the “District Court”) granted final approval of the Settlement Agreement that RE/MAX, LLC (“RE/MAX”) entered into on October 5, 2023 (the “Settlement Agreement”).

As previously disclosed, RE/MAX, a subsidiary of RE/MAX Holdings, Inc. (the “Company”), entered into a Settlement Term Sheet on September 15, 2023, and the Settlement Agreement on October 5, 2023. The District Court granted preliminary approval of the Settlement Agreement on November 20, 2023.

The Settlement Agreement resolves actual or potential claims by persons who sold a home that was listed on a multiple listing service anywhere in the United States where a commission was paid to any brokerage in connection with the sale of the home during date ranges specified in the Settlement Agreement (the “Settlement Class”).  In addition, the Settlement Agreement releases claims that a class member paid an excessive commission or home price due to the claims at issue in these actions. The Settlement Class includes the claims in class action lawsuits brought by: (i) Scott and Rhonda Burnett et al. (United States District Court for the Western District of Missouri Case No. 4:19-cv-00332-SRB), (ii)  Christopher Moehrl et al. (United States District Court for the Northern District of Illinois Case No. 1:19-cv-01610-ARW), (iii)  Jennifer Nosalek et al. (United States District Court for the District of Massachusetts Case No. 1:20-cv-12244-PBS), and (iv) others that allege similar claims against RE/MAX.

The Settlement Agreement will become effective following any appeals process, if applicable.

Under the Settlement Agreement, RE/MAX agreed to pay a total settlement amount of $55.0 million (the “Settlement Amount”) into a qualified settlement fund. RE/MAX paid one half of the Settlement Amount during 2023 and expects to pay the remaining half within ten business days of the District Court’s final approval of the Settlement Agreement. In 2023, the Company recorded a pre-tax charge for the full Settlement Amount within its Consolidated Statements of Income (Loss) with a corresponding liability recorded to accrued liabilities within its Consolidated Balance Sheets. In addition, RE/MAX agreed to make certain previously disclosed changes to its business practices. Apart from the payment of the Settlement Amount, the Company does not expect the terms of the Settlement Agreement to have a material impact on its results of operations and cash flows.

The Settlement Agreement and any actions taken to carry out the Settlement Agreement are not an admission or concession of liability, or of the validity of any claim, defense, or point of fact or law on the part of any party. RE/MAX continues to deny the material allegations of the complaints in the Lawsuits.

On May 9, 2024, RE/MAX issued a press release regarding the preliminary approval of the Settlement Agreement, which is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.*

Exhibit No.	Description
99.1	Press release issued May 9, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

* The information contained in Items 7.01 and 9.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to the Settlement Agreement, the lawsuits addressed in the Settlement Agreement, any appeals process, changes to the business practices of RE/MAX and the impact that such changes may have on the business or results of operations of RE/MAX or the Company. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, without limitation, (1) changes in the real estate market or interest rates and availability of financing, (2) changes in business and economic activity in general, (3) the Company’s ability to attract and retain quality franchisees, (4) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (5) changes in laws and regulations, (6) the Company’s ability to enhance, market, and protect its brands, including the RE/MAX and Motto Mortgage brands, (7) the Company’s ability to implement its technology initiatives, (8) risks related to the Company’s CEO transition, (9) fluctuations in foreign currency exchange rates, (10) potential appeals of the Settlement Agreement and (11) those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remaxholdings.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: May 9, 2024	By:	/s/ Susie Winders
Susie Winders
Executive Vice President, General Counsel